UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

NxSTAGE MEDICAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

439 South Union Street, 5th Floor, Lawrence, MA	01843
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 687-4700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 8 — Other Events
Item 8.01 Other Events.
On November 17, 2010, NxStage Medical, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc. (the “Underwriter”), relating to the sale to the Underwriter of 3,680,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price to the Underwriter of $20.04 per share (the “Offering”). The shares being sold by the Company include 480,000 shares pursuant to the full exercise by the Underwriter of an option to purchase additional shares of Common Stock at a price of $20.04 per share to cover over-allotments. The Company expects to receive net proceeds of approximately $73.3 million, after deducting estimated offering expenses payable by the Company.
The shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-170654), including a related prospectus dated November 17, 2010, as supplemented by a prospectus supplement dated November 17, 2010 (the “Prospectus Supplement”), which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended. The Offering is expected to close on November 23, 2010, subject to customary closing conditions.
The above description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached to this report as Exhibit 1.01.
In connection with the Offering, holders of registration rights under the Company’s 1999 Investor Rights Agreement, as amended, have agreed to waive their rights to have shares of Common Stock registered for sale under the Prospectus Supplement. David S. Utterberg, a member of the Company’s board of directors, has agreed to waive rights under the Stock Purchase Agreement, entered into with the Company on June 4, 2007, to have his shares of Common Stock registered for sale under the Prospectus Supplement. In addition, the holders of registration rights under the Securities Purchase Agreements, dated May 22, 2008, between the Company and the other parties thereto, have agreed to waive permanently all piggyback registration rights under those agreements.
Section 9 — Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

1.01	Underwriting Agreement, dated as of November 17, 2010, between NxStage Medical, Inc. and Canaccord Genuity Inc.
5.01	Opinion of Hogan Lovells US LLP
23.01	Consent of Hogan Lovells US LLP (included in Exhibit 5.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXSTAGE MEDICAL, INC.
Date: November 23, 2010	By:	/s/ Robert S. Brown
Robert S. Brown
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

1.01	Underwriting Agreement, dated as of November 17, 2010, between NxStage Medical, Inc. and Canaccord Genuity Inc.
5.01	Opinion of Hogan Lovells US LLP
23.01	Consent of Hogan Lovells US LLP (included in Exhibit 5.01)

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